UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2007

                                 GOAMERICA, INC.

             (Exact Name of Registrant as Specified in its Charter)


    Delaware                          0-29359                        22-3693371
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                   433 HACKENSACK AVENUE, HACKENSACK, NJ 07601
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On August 2, 2007, the Registrant announced the execution of a definitive agreement with Verizon Communications, Inc. under which it will acquire the assets of Verizon's Telecommunications Relay Services (TRS) division for $50 million in cash and up to an additional $8 million in contingent cash consideration. This acquisition will be financed by the issuances of new GoAmerica preferred stock and debt totaling $65 million to Clearlake Capital Group, pursuant to agreements and a commitment letter executed concurrently with the Verizon agreement. The proposed acquisition and certain related equity issuances are subject to stockholder approval.

These matters are described in a press release  annexed  hereto as Exhibit 99.1.
Additional   information  will  be  disseminated  in  future  filings  with  the
Securities and Exchange Commission.


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


ITEM 9.01. Financial Statements and Exhibits.

(d)   Exhibits

            The following exhibit is filed with this Current Report on Form 8-K:

            Exhibit 99.1  Press Release of GoAmerica, Inc., dated August 2, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      GOAMERICA, INC.


                      By: /s/ Wayne D. Smith
                         ----------------------------------
                         Wayne D. Smith
                         Executive Vice President, General Counsel and Secretary

Dated: August 2, 2007


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


                                  Exhibit Index

      Exhibit 99.1 Press Release of GoAmerica, Inc., dated August 2, 2007



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

Exhibit 99.1

                          [GoAmerica, Inc. letterhead]

CONTACTS:

GoAmerica
Laura Kowalcyk
Cubitt Jacobs & Prosek
lkowalcyk@cjpcom.com
212-279-3115 x209

Verizon
Peter Lucht
peter.lucht@verizon.com
617-743-2224

Clearlake Capital Group
Kristin Celauro
Owen Blicksilver PR, Inc.
Kristin@blicksilverpr.com
732-433-5200

             GOAMERICA(R) ANNOUNCES AGREEMENT TO ACQUIRE VERIZON'S
                   TELECOMMUNICATIONS RELAY SERVICES DIVISION

         Transaction Will Bolster Market Position and Increase Revenues

HACKENSACK, N.J., August 2, 2007 - GoAmerica, Inc. (NASDAQ: GOAM) today announced the execution of a definitive agreement under which it will acquire the assets of Verizon's Telecommunications Relay Services (TRS) division for $50 million in cash and up to an additional $8 million in contingent cash consideration. This acquisition will be financed by the issuances of new GoAmerica preferred stock and debt totaling $65 million to Clearlake Capital Group, pursuant to agreements and a commitment letter executed concurrently with the Verizon agreement.

The acquisition is subject to receipt of required regulatory approvals and the approval of GoAmerica's shareholders, but is not subject to a separate financing contingency. The acquisition, as well as the financings, will be more fully detailed in future filings by GoAmerica with the Securities and Exchange Commission.

Telecommunications Relay Services (TRS), created by Title IV of the Americans with Disabilities Act of 1990 (ADA), enables an individual with a hearing or speech disability to communicate by telephone or other device through the telephone system with a person without such a disability through a communications assistant (CA) at a relay center.


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

Verizon's TRS division includes nationwide IP-based forms of text and video relay services as well as contracts to provide text-telephone based relay services in California, Tennessee, and the District of Columbia. The TRS business unit generated approximately $67 million in revenue in 2006, 93% of which was derived from IP-based services. Including GoAmerica's 2006 revenue, the combined entity would have generated approximately $80 million in revenue in 2006 on a pro-forma basis.

GoAmerica is an emerging provider in the expanding market of telecommunications services for people who are deaf or hard of hearing. The Company's current service portfolio includes innovative wireless and wireline access methods to both text and video relay services marketed under its i711(R) brand.

"This transaction accelerates GoAmerica's strategy to expand its presence in the relay market, while giving the Company a financially sound platform for growth," explained Dan Luis, CEO of GoAmerica. "MCI was the first company to offer IP-based relay services, which were a major innovation and an important step forward for deaf communication access. We're proud to build on a history of innovation in this market and look forward to continuing to serve deaf and hard of hearing Americans with innovative products and services."

Transition and Integration
GoAmerica and Verizon have also entered into a transition services agreement under which Verizon will provide support services to GoAmerica during an integration period that commences upon closing of the transaction.

Additionally, through a long-term managed services agreement between GoAmerica and Stellar Nordia Services LLC, Stellar Nordia will be assuming facilities, employee and operational responsibilities for the two primary call centers associated with Verizon's TRS division. Stellar Nordia has been serving as a call center contractor for GoAmerica's relay services since 2005.

RBC Daniels advised GoAmerica on the Verizon transaction.

Transaction Financing & Further Contingent Capital Commitments

The Verizon transaction will be financed through $35 million of committed equity financing and $30 million of committed senior debt financing, funded in each case by Clearlake Capital Group. Concurrently with the execution of the Verizon definitive agreement, Clearlake:
      o Purchased 290,135 shares of a newly created GoAmerica Series A preferred stock at a price of $5.17 per share;

      o Provided GoAmerica $1.0 million pursuant to a bridge loan commitment that may increase up to $3.5 million;

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

      o Agreed to purchase an additional 6,479,691 shares of Series A preferred stock at a price of $5.17 per share, subject to certain conditions, upon consummation of the Verizon transaction; and

      o Provided GoAmerica with a commitment letter for $30 million of senior debt financing to be raised for the closing of the Verizon transaction.

As a result of the commitments and capital infusion made to date, the GoAmerica Board has provided for Clearlake to obtain an immediate right to one new seat on the GoAmerica Board of Directors and to expand to a total of three members upon consummation of the Verizon transaction.

In addition to the $65 million in committed capital for GoAmerica's transaction with Verizon, Clearlake has made a time-specific commitment of up to an additional $55 million for investments or acquisitions if requested by GoAmerica's Board of directors and further approved by Clearlake by September 14, 2007. If such funding is drawn down, $15 million could be contributed in exchange for an additional 2,901,354 shares of Series A preferred stock at a price of $5.17 per share and $40 million could take the form of additional senior borrowings. If by September 14, 2007 the Company has not completed negotiations for any follow-on transactions, the incremental commitment of up to $55 million will expire. The expiration of the incremental commitment would not impact the $65 million in committed funds for the Verizon transaction. The potential transactions that could be funded by Clearlake's time-specific commitment could involve additional material dilution.

The issuances of Series A preferred stock described in this press release, other than the issuances effected concurrently with the execution of the Verizon agreement, as well as the asset purchase transaction, are subject to stockholder approval.

About Telecommunications Relay Services

Internet-based Telecommunications Relay Services (TRS) are delivered in both text- and video-based forms. Text services, often called "IP relay", enable deaf or hard of hearing callers to use a Web-connected computer or wireless handheld device to place calls, which are connected to a relay operator. The relay operator calls the voice number and then verbally speaks the text message typed by the deaf caller to the hearing recipient and types the hearing party's responses back to the deaf party.

Using a video relay service (VRS), a deaf caller begins a call by communicating directly with a sign language interpreter over a live video connection, either on a webcam-equipped PC or a set-top videophone; the interpreter places the call on the deaf person's behalf, and translates the sign language into audible speech for the hearing person, and back into sign language for the deaf caller. This real-time call enables a deaf person to have phone conversations with hearing friends, family and colleagues more naturally using sign language.

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

TRS providers, such as GoAmerica, receive reimbursement either directly from state contracts, or from a pool of funds, collected from telephone carriers by the Federal Communications Commission (FCC) and administered by the National Exchange Carriers Association (NECA), based on the number of conversation minutes handled by each provider.

About Clearlake Capital Group
Clearlake Capital Group is a private investment firm integrating private equity, leveraged finance, and special situations in both private and public market opportunities. Clearlake seeks to partner with world-class management teams to invest in businesses going through change or expansion with patient long-term capital. The firm has a flexible mandate to invest across the capital structure in corporate divestitures, recapitalizations, restructurings, going private buyouts and minority equity investments. Clearlake's founding principals, Steven Chang, Behdad Eghbali, and Jose Feliciano, have led over 30 investments totaling more than $3 billion of capital in sectors including business services, communications and media, energy and power, healthcare, manufacturing, retail/consumer and technology.

About Stellar Nordia Services, LLC
Based in Irving, Texas, Stellar Nordia LLC is a part of the Stellar group, with five years experience and a commitment to excellence in the specialized field of telecommunication relay services for people who are deaf, hard of hearing or speech impaired. Stellar is a leading global business process outsourcing provider, with over 6,000 employees across 19 contact center sites in Australia, UK, USA, Canada and the Philippines. The company serves a range of clients in the telecommunications, utilities, transport, finance, government and manufacturing industries. In addition to contact center outsourcing, Stellar also specializes in document management and workflow automation technology, with an overall commitment to improving the quality of customer service, and delivering increased revenue and profitability for each client.

About GoAmerica
GoAmerica provides a wide range of wireless and relay communications services, customized for people who are deaf, hard-of-hearing, or speech impaired. The Company's vision is to improve the quality of life of its customers by being their premier provider of innovative communication services. For more information on the Company or its services, visit http://www.goamerica.com or contact GoAmerica directly at TTY 201-527-1520, voice 201-996-1717 or via Internet Relay by visiting http://www.i711.com.

Safe Harbor

The statements contained in this news release that are not based on historical fact -- including statements regarding the potential for growth in TRS services, projected revenues and market position and potential dilution resulting from future acquisitions -- constitute "forward-looking statements" that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terminology such as "may",

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"will",  "expect",  "estimate",  "anticipate",  "continue",  or  similar  terms, variations of such terms or the negative of those terms. Such forward-looking statements involve risks and uncertainties, including, but not limited to: (i) our limited operating history; (ii) our ability to respond to the rapid technological change of the wireless data industry and offer new services; (iii) our dependence on wireless carrier networks; (iv) our ability to respond to increased competition in the wireless data industry; (v) our ability to integrate acquired businesses and technologies; (vi) our ability to generate revenue growth; (vii) our ability to increase or maintain gross margins, profitability, liquidity and capital resources; and (viii) difficulties inherent in predicting the outcome of regulatory processes. Such risks and others are more fully described in the Risk Factors set forth in our filings with the Securities and Exchange Commission. Our actual results could differ materially from the results expressed in, or implied by, such forward-looking statements. GoAmerica is not obligated to update and does not undertake to update any of its forward looking statements made in this press release. Each reference in this news release to "GoAmerica", the "Company" or "We", or any variation thereof, is
a  reference  to  GoAmerica,  Inc.  and  its  subsidiaries.   "GoAmerica",   the
"GoAmerica" logo, "i711", and the "i711.com" logo are registered trademarks of GoAmerica. "i711.com" and "i711 Wireless" are trademarks and service marks of GoAmerica. Other names may be trademarks of their respective owners.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT:

In connection with the proposed acquisition of the assets of Verizon's TRS Division and the proposed equity financings described herein, GoAmerica will file a proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at www.sec.gov. GoAmerica's stockholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail to the Company at 433 Hackensack Avenue, Hackensack, New Jersey 07601, or by telephone to (201) 996-1717.

GoAmerica and its directors and officers may be deemed to be participants in the solicitation of proxies from GoAmerica's stockholders with respect to the proposed transactions. Information about GoAmerica's directors and officers and their ownership of GoAmerica common stock is set forth in the GoAmerica proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement relating to the proposed transactions when it becomes available.

                                      ###


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